                         SMITH BARNEY ASSET MANAGEMENT
                               CODE OF ETHICS AND
                           PERSONAL TRADING POLICIES


I.   STATEMENT OF PRINCIPLES

Employees of Smith Barney Asset Management ("SBAM") owe a duty to SBAM's mutual funds and managed account clients. Employees must place the interests of those funds and clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interest of fund shareholders and managed account clients. In their personal securities transactions, employees must not take inappropriate advantage of their positions. All securities transactions shall adhere to the requirements of this Code and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an individual's position of trust and responsibility.

II.  APPLICABILITY

This Code applies to all employees of Smith Barney Inc. ("SB") and its advisory affiliates(1) assigned or reporting to SBAM. Each employee subject to this code is considered an "advisory employee" and must comply with all of the Code's terms unless otherwise indicated. Certain advisory employees also are considered "mutual fund covered persons" and are subject to certain additional restrictions outlined in the codes of ethics of the mutual funds for which they are considered "covered persons.(2)" Certain advisory employees who are unlikely to have knowledge of trades in client accounts also may be identified as "administrative employees," and, as such, will be eligible to rely upon certain exceptions outlined in this Code. SBAM's Compliance Department will notify employees as to whether they are advisory employees, administrative employees, or mutual fund covered persons.

The personal trading policies, procedures and restrictions outlined below also apply to an employee's spouse and minor children. The policies also apply to any other account over which the employee is deemed to have BENEFICIAL OWNERSHIP. This includes accounts of any immediate family members sharing the same household as the employee and any account over which the employee may be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A.

These policies place certain restrictions on the ability of an employee to purchase or sell securities that are being or have been purchased or sold by an SBAM advised account or fund. The restrictions also apply to securities that are "related" to a security being purchased or sold by an SBAM advised account or fund. A "related security" is one the value of which is based upon the value of another security (E.G., a warrant, option, unit, convertible).

Employees are reminded that they also are subject to other Salomon Smith Barney ("SSB") policies, including policies on insider trading and the purchase and sale of securities listed on the SSB restricted list. EMPLOYEES MUST NEVER TRADE IN A SECURITY OR COMMODITY WHILE IN POSSESSION OF MATERIAL, NON-PUBLIC INFORMATION ABOUT THE ISSUER OR THE MARKET FOR THOSE SECURITIES OR COMMODITIES, EVEN IF THE EMPLOYEE HAVE SATISFIED ALL OTHER REQUIREMENTS OF THIS CODE.


----------------------------
(1) Advisory affiliates include, but are not limited to, Smith Barney Global Capital Management, Travelers Investment Management Company, Mutual Management Corp., Smith Barney Strategy Advisors, and Travelers Investment Adviser.

(2) Each covered person is required to read and be familiar with the mutual fund codes of ethics adopted by the funds for which the employee is deemed a covered person. To the extent that the mutual funds' codes of ethics and personal trading policies are stricter than this Code, the mutual funds' codes of ethics shall also apply. For ease of reference, the standard Smith Barney Mutual Fund Code of Ethics restrictions have been incorporated into this Code.

III. ENFORCEMENT

In the first instance, it is the responsibility of each employee to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this Code of Ethics. The firm takes seriously its obligation to monitor the personal trading activities of asset management employees. Any violation of this Code of Ethics will be considered serious, and may result in disciplinary action, which may include disgorgement of profits, monetary fine, or censure, suspension or termination of employment.

IV.  PERSONAL TRADING POLICIES, PROCEDURES AND RESTRICTIONS

A. BROKERAGE ACCOUNTS AT SSB. All employee brokerage accounts (including spouse accounts, accounts for which the employee is deemed to have beneficial ownership, and other accounts over which the employee and/or spouse exercise control) must be maintained at SSB. For spouses or other persons who by reason of their employment are required to conduct their securities, commodities or other financial transactions in a manner inconsistent with this policy, or in other exceptional circumstances, employees may submit a written request for an exemption to the SBAM Compliance Department. If approval is granted, copies of trade confirmations and monthly statements must be sent to the employee's designated supervisor or compliance officer ("Compliance Coordinator").
     (3) REMINDER: PRE-APPROVAL OF SECURITIES TRANSACTIONS IN THE
     SPOUSE'S ACCOUNT AND OTHER ACCOUNTS FOR WHICH THE EMPLOYEE IS DEEMED TO HAVE BENEFICIAL OWNERSHIP ARE REQUIRED UNDER SECTION IV.C. BELOW.

     The following types of accounts need not be maintained at SSB, nor are they subject to the pre-approval, trading and other restrictions of this Code:

     1. Accounts at outside mutual funds that hold only fund shares purchased directly from that fund company.

     2. Estate or trust accounts in which an employee or related person has a beneficial interest, but no power to affect investment decisions. THE EMPLOYEE MUST DIRECT THE TRUSTEE/BANK TO FURNISH COPIES OF CONFIRMATIONS AND STATEMENTS TO THE EMPLOYEE'S COMPLIANCE COORDINATOR.

     3. Fully discretionary accounts managed by an external registered investment adviser are permitted to be custodied away from SSB if (i) the employee receives permission from SBAM's Director of Compliance and SBAM's CAO, and (ii) there is no communication between the manager and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and monthly statements be sent to the employee's Compliance Coordinator.(4)

     4. Employees may participate in direct investment programs which allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule (E.G., dividend reinvestment plans). Employees must provide documentation of these arrangements and direct periodic (monthly or quarterly) statements to their Compliance Coordinator.

B. SECURITY HOLDING PERIOD. Securities purchased must be for investment purposes rather than for the generation of short-term trading profits. Consequently, securities purchased must be held for at least 60 days, calculated on a First In, First Out ("FIFO") basis. If an employee sells a security in violation of this 60-day holding period, the trade may be canceled. On a canceled trade, the employee will be required to absorb any loss and disgorge any profit. In addition, the employee may be subject to disciplinary action.


----------------------------

(3) SBAM's Compliance Department will notify each employee of his or her applicable Compliance Coordinator.

(4) The provisions of this Code also will not apply to fully discretionary employee managed accounts custodied at SSB if (i) the employee receives permission from SBAM's Director of Compliance, and (ii) there is no communication between the employee and the manager with regard to investment decisions prior to execution.

     - Exceptions to the 60-day holding period may be granted upon the approval of both SBAM's CAO and Director of Compliance upon proof of
          (i) unusual and/or unforeseen circumstances relating to the employee (E.G., medical bills, personal hardship), or (ii) extenuating circumstances relating to the security (E.G., a sharp decline in the price of the security or a change in SSB's research rating from a buy to a sell).

C.   PRE-APPROVAL/CERTIFICATION

     1. Every employee of SBAM is required to file with his or her Compliance Coordinator either a pre-approval or pre-certification form prior to effecting any personal securities transactions. The type of form to be filed depends upon the employee's position within SBAM:

     - PRE-APPROVAL FORM FOR ADVISORY EMPLOYEES: Attached as Exhibit B, this form is to be used for personal securities transactions for all advisory employees, other than mutual fund covered persons and administrative employees. Employees filing this form may not trade in a security until this form has been approved by the Compliance Coordinator. Persons required to use this form will be identified by SBAM's Compliance Department.

     - PRE-APPROVAL FORM FOR MUTUAL FUND COVERED PERSONS: Attached as Exhibit C, this form is to be used for all mutual fund covered persons. The employee may not trade in a security until this form has been approved by the Compliance Coordinator. Persons required to use this form will be identified by SBAM's Compliance Department.

     - ADMINISTRATIVE EMPLOYEE TRADE CERTIFICATION: Attached as Exhibit D, this form may be used by administrative employees. This form must be submitted to the Compliance Coordinator prior to engaging in a transaction. Persons eligible to use this form will be identified by SBAM's Compliance Department.

     2. The pre-approval/pre-certification is valid for the day of approval only. New forms must be filed for transactions on each subsequent day.

     3. Any trade that violates the pre-approval/pre-certification process may be broken at the employee's expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

D.   CONFLICTS/BLACKOUT PERIODS

     1. For trades by all advisory employees other than administrative employees, the Compliance Coordinator will determine whether any relevant conflicts exist as described below, depending upon the employee's role and location.(5) For mutual fund covered persons and all portfolio managers, the Compliance Coordinator will determine whether any blackout periods apply. For all advisory employees to which no blackout periods apply (other than administrative employees), the Compliance Coordinator will ensure that the employee does not pay/receive a better price for the security on that day than the average price paid/received by accounts identified by the SBAM Compliance Department as within the employee's range of potential conflict (E.G., accounts managed in the program to which the employee is assigned or in the same geographical vicinity as the employee's work station or office). Notwithstanding pre-approval, if subsequent to the employee's purchase or sale it is determined that the employee paid/received a price better than the average price paid/received by such accounts on the same day as the employee's transaction, the employee will be required to pay the difference.

          - EXCEPTION: An employee will not be required to pay the difference between his or her price and the average price paid by clients if the difference is DE MINIMIS. For purposes of this paragraph, DE MINIMIS means the GREATER of (i) $50 or (ii) 1% of the excess of the average price over the

----------------------
(5) The Compliance Coordinator shall take whatever steps he or she deems necessary to determine whether any conflicts exist, including contracting the appropriate trading desks.

               price paid by the employee.

     2. A Mutual Fund Covered Person may not effect transactions involving securities in which the applicable Fund (the Fund for which he or she is considered a "Covered Person") is effecting transactions, for a period of one business day before or after the Fund's transaction. Any violation of this provision will require the employee's trade to be unwound, with the employee disgorging any resulting profit.

     3. In addition, a portfolio manager may not effect transactions involving a security in which any account that he or she manages (MUTUAL FUND or MANAGED ACCOUNT) is effecting transactions for a period of seven calendar days before or after the date of the account's transaction. Any violation of this provision will require the portfolio manager's trade to be unwound, with the portfolio manager absorbing any resulting loss and disgorging any resulting profit.

     4. No advisory employee shall recommend or effect any securities transaction for any client account (including mutual funds) without having disclosed to the appropriate legal group (E.G., mutual funds legal, investment advisory legal), which will take further action as necessary, his or her interest, if any, in such securities or the issuer thereof, including without limitation:

          (1) his or her direct or indirect beneficial ownership of any securities of such issuer;

          (2)  any contemplated transaction by such person in such securities;

          (3)  any position with such issuer or its affiliates;

          (4) any present or proposed business relationship between such issuer or its affiliates and such person or any party in which such person has significant interests; and

          (5) any factors about the transaction that are potentially relevant to a conflict of interest analysis.

E.   EXCEPTIONS

     1. EXCEPTED SECURITIES: Sections IV.C and IV.D of this Code (pre-approval, pre-certification, blackouts and conflicts) do not apply to transactions in the following types of securities: open-end mutual funds, unit investment trusts, U.S. government securities, bankers' acceptances, bank certificates of deposit, commercial paper and other money market instruments. PRE-APPROVAL/CERTIFICATION ALWAYS IS REQUIRED FOR CLOSED-END FUNDS.

     2. LARGE CAP/DE MINIMIS: Section IV.D of this Code (blackouts and conflicts) shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate, if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $3 billion and is listed on a U.S. stock exchange or NASDAQ. PRE-APPROVAL/CERTIFICATION IS STILL REQUIRED.

          - Under certain circumstances, the Compliance Department may determine that an employee may not rely upon the Large Cap/De Minimus exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

     3. OTHER EXCEPTIONS: Exceptions to Section IV other than those described above will be granted only in rare circumstances, and then only with the written approval of the SBAM Director of Compliance and the SBAM Chief Investment Officer or designee (and, in the case of mutual funds, the Chairman of the Board of Directors of the applicable fund). Exceptions may be granted only when the SBAM Director of Compliance and the SBAM Chief Investment Officer or designee (and, as applicable, the Chairman of the applicable fund) believe that the potential for conflict is remote. The SBAM Compliance Department will maintain copies of all written approvals, which should describe the circumstances surrounding and the justification for granting the exception. Fund boards should be notified at least annually regarding any exceptions that have been granted for mutual fund covered persons.

F.   PROHIBITED TRANSACTIONS: TRANSACTIONS IN OPTIONS AND FUTURES (6)

     1.   The following are PROHIBITED transaction:

     a.   Day trading.

     b. The purchase of private placements (any exception requires approval by SBAM's Chief Administrative Officer or designee and the SBAM General Counsel).

     c. The purchase of new issues of corporate securities (including IPOs and hot issue syndicate offerings) on the offering are prohibited. (New issues of municipal debt securities may be purchased subject to the other requirements of this code (E.G. preclearance)). This provision is not intended to prevent an employee from purchasing shares issued by a bank or insurance company as a result of demutualization, if the employee is entitled to purchase shares by virtue of being a depositer or policyholder.

     2. Employees may buy or sell derivative instruments such as individual stock options, options and futures on indexes and options and futures on fixed-income securities, and may buy or sell physical commodities and forwards on such commodities. Transactions in these products must be effected through accounts maintained at SSB. These transactions must comply with all of the policies and restrictions described in this Code, including blackout periods, and the 60-day holding period. The 60-day holding period does not apply to individual stock options that are a part of a hedged position where the underlying stock has been held for more than 60-days.

G. DIRECTORSHIPS. Directorships (other than related to civic, religious or charitable activities) are prohibited. Permission to sit on a board of directors (other than a civic, religious or charitable board) must be obtained from the SSB Corporate Compliance Department. Directorships on condominium/residential co-op boards are permitted without prior approval. Mutual fund "covered persons" may hold directorships in "covered companies" as defined in the applicable mutual fund code of ethics.(7)

H. GIFTS. No person subject to this Code shall accept or allow a close family member to accept a gift of more than $100 per donor year, or a favor or preferential treatment, from any person or entity that does business with SBAM or does business with or on behalf of any mutual fund advised by SBAM or its affiliates.

V.   TRAVELERS GROUP INC. SECURITIES

A. Employees may purchase securities of Travelers Group at any time so long as the employee does not have any material non-public information about Travelers Group at the time of the trade. Employees may purchase for investment purposes only. Accordingly, all purchases are subject to the 60-day holding period.

B. The following are PERMITTED TRANSACTIONS with respect to Travelers Group securities:

     1.   Short sales against the box.

     2. The use of puts and calls as part of a strategy to hedge a long position.

     3.   Purchases of calls and sales of puts.

C. The following are PROHIBITED TRANSACTIONS with respect to Travelers Group securities:

     1.   Short sales (other than against the box).

     2.   Sales of naked call options.


------------------------------
(6) See Section V of these Policies for permitted and prohibited transactions with respect to Travelers Group securities.

(7) Covered companies generally are the Smith Barney mutual funds. Smith Barney Inc., Mutual Management Corp., and any of Smith Barney's subsidiaries or affiliates that acts as advisor for Smith Barney mutual funds.

     3.   Purchases of puts for speculative purposes.

     4.   Any transactions related to the hedging of unvested CAP shares.

VI.  UNIT TRUST CODE (APPLICABLE TO ALL UNIT TRUST EMPLOYEES)

In addition to the personal trading policies indicated in Sections IV and V above, all employees assigned to the Unit Trust Department are prohibited from transacting in any security when a SSB-sponsored Unit Trust portfolio is buying the same (or related) security, until seven business days after the later of the completion of the accumulation period or the public announcement of the trust portfolio. Similarly, all UIT employees are prohibited from transacting in any security held in a UIT (or a related security) seven business days prior to the liquidation period of the trust.

     -    LARGE CAP/DE MINIMIS EXCEPTION: The blackout provisions of this section VI shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 fewer shares in the aggregate, if the issuer has a market capitalization (outstanding shares multiplied by the current price or share) greater than $3 billion and is listed on a U.S. stock exchange or NASDAQ. PRE-APPROVAL IS STILL REQUIRED.

          - Under certain circumstances, the Compliance Department may department that an employee may not rely upon the Large Cap/De Minimis exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

VII. HANDLING OF DISGORGED PROFITS

Any amounts that are paid by an employee under this policy shall be paid by SBAM over to one or more charities. Amounts paid may be aggregated by SBAM and paid to such charity or charities at the end of each year.

VIII. ACKNOWLEDGMENT

All new SBAM employees shall certify that they have received a copy of this Code, and have read and understood its provisions. All SBAM employees will be asked annually to certify that they have read and understood this Code, compiled with its principles, and disclosed or reported all personal securities transactions which are required by this Code to be disclosed or reported.

IX.  CONFIDENTIALITY

All information obtained from any person covered by this Code of Ethics shall be kept in strict confidence, except that such information will be made available to the Securities or Exchange Commission or any other regulatory or self-regulatory organization to the extent required by law or regulation.

X.   OTHER LAWS, RULES AND STATEMENTS OF POLICY

Nothing contained in this Code shall be interpreted as relieving any person subject hereto from acting in accordance with the provision of any applicable law, rule or regulation or any other statement of policy or procedure governing the conduct of such person adopted by SSB, its affiliates and subsidiaries.

XI.  RETENTION OF RECORDS

All pre-approval forms and other records relating to personal securities transactions should be maintianed for a total of six years, the first two on-site.

XII. QUESTIONS

Any questions about this Code of Ethics should be directed either to the applicable Compliance Coordinator or SBAM's Director of Compliance.

(5/98)

                                                                       EXHIBIT A


                      EXPLANATION OF BENEFICIAL OWNERSHIP


     You are considered to have "Beneficial Ownership" of Securities if you have or share a direct or indirect "PECUNIARY INTEREST" in the Securities.

     You have a "Pecuniary Interest" in Securities if you have the opportunity, directly or indirectly to profit or share in any profit derived from a transaction in the Securities.

     The following are examples of an indirect Pecuniary Interest in Securities:

     1. Securities held by members of your IMMEDIATE FAMILY sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

          "Immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

     2. Your interest as a general partner in Securities held by a general or limited partnership.

     3. Your interest as a manager-member in the Securities held by a limited liability company.

     You do NOT have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, UNLESS you are a controlling equityholder or you have or share investment control over the Securities held by the entity.

     The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

     1. Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

     2.   Your ownership of a vested interest in a trust.

     3. Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

The foregoing is a summary of the meaning of "beneficial ownership." For purposes of the attached Code, "beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                                                                       EXHIBIT B


                     SMITH BARNEY ASSET MANAGEMENT ("SBAM")
                                 EMPLOYEE TRADE
                  PRE-APPROVAL FORM FOR ADVISORY EMPLOYEES(1)
                                    (PAGE 1)

INSTRUCTIONS:
- ALL ADVISORY EMPLOYEES SHOULD SUBMIT THIS FORM TO THEIR COMPLIANCE COORDINATOR PRIOR TO PLACING A TRADE. THE COMPLIANCE COODINATOR WILL NOTIFY THE EMPLOYEE AS TO WHETHER OR NOT PRE-CLEARANCE IS GRANTED. PRE-CLEARANCE IS EFFECTIVE ONLY ON THE DATE GRANTED.
- PORTFOLIO MANAGERS MUST COMPLETE BOTH SIDES OF THIS FORM. ALL OTHER EMPLOYEES NEED ONLY COMPLETE THIS SIDE.

1. EMPLOYEE INFORMATION
--------------------------------------------------------------------------------
EMPLOYEE NAME
--------------------------------------------------------------------------------
EMPLOYEE PHONE NUMBER
--------------------------------------------------------------------------------
ACCOUNT TITLE
--------------------------------------------------------------------------------
ACCOUNT NUMBER:
--------------------------------------------------------------------------------

II.  SECURITY INFORMATION
-------------------------------------------------------------------------------------------------------
                SECURITY TYPE (E.G.,                         IF SALE, DATE    NO.             LARGE CAP
SECURITY NAME   COMMON STOCK           TICKER    BUY/SELL    BOUGHT(2)        SHARES/UNITS    STOCK?(3)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

III.  Are you a Portfolio Manager?
          / / Yes (Complete Reverse Side)  / / No (Complete Certification Below)

IV.  CERTIFICATION

I certify that I will not effect the transaction(s) described above until and unless pre-clearance approval is obtained from the Compliance Coordinator. I further certify that, except as described on an attached page, to the best of my of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SBAM. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.


-------------------------------------------------------------
SIGNATURE                                         DATE


--------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
--------------------------------------------------------------------------------
PRE-CLEARANCE GRANTED?    / / YES  / / NO     TIME:           DATE:
--------------------------------------------------------------------------------
           SIGNATURE:
--------------------------------------------------------------------------------

---------------------------

(1)  Other than Mutual Fund Covered Persons and Administrative Employees.

(2)  All securities sold must have been held for at least 60 days.

(3) For purposes of SBAM's personal trading policies, a large cap stock is one that is listed on a U.S. stock exchange or NASDAQ and whose issuer has a market capitalization (outstanding shares multiplied by current price) of more than $3 billion.

                                                                       EXHIBIT B


                     SMITH BARNEY ASSET MANAGEMENT ("SBAM")
                    PAGE 2 - PORTFOLIO MANAGER CERTIFICATION


ALL PORTFOLIO MANAGERS MUST ANSWER THE FOLLOWING QUESTIONS IN ORDER TO OBTAIN PRECLEARANCE. ALL QUESTIONS MUST BE ANSWERED OR THE FORM WILL BE RETURNED. IF A QUESTION IS NOT APPLICABLE, PLEASE INDICATE "N/A."

1. Do you intend to purchase or sell the securities listed (or related securities) for any client accounts in the next seven calendar days?

                        Yes / /      No / /

2. Have your client accounts purchased or sold the securities (or related securities) in the past seven calendar days?

                        Yes / /      No / /

3. Do any of your client accounts currently own the securities (or related
securities)?            Yes / /      No / /

     3a. If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

4. Have you, in the past 7 calendar days, CONSIDERED purchasing the securities (or related securities) for your client accounts?

                        Yes / /      No / /

     4a. If yes, and you are purchasing securities for you personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     4b. If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------


CERTIFICATION

I certify that I will not effect the transaction(s) described above until and unless pre-clearance approval is obtained from the Compliance Coordinator. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SBAM. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

--------------------------------------------------------------------------
Signature                                         Date

--------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
--------------------------------------------------------------------------------
PRE-CLEARANCE GRANTED?  YES / /    NO / /      TIME:           DATE:
--------------------------------------------------------------------------------
      SIGNATURE:
--------------------------------------------------------------------------------

                                                                       EXHIBIT C


                     SMITH BARNEY ASSET MANAGEMENT ("SBAM")
                                 EMPLOYEE TRADE
                             PRE-APPROVAL FORM FOR
                          MUTUAL FUND COVERED PERSONS
                                    (PAGE 1)


INSTRUCTIONS:
-    ALL MUTUAL FUND COVERED PERSONS SHOULD SUBMIT THIS FORM TO THEIR
     COMPLIANCE COORDINATOR PRIOR TO PLACING A TRADE. THE COMPLIANCE COORDINATOR WILL NOTIFY THE EMPLOYEE AS TO WHETHER OR NOT PRE-CLEARANCE IS GRANTED. PRE-CLEARANCE IS EFFECTIVE ONLY ON THE DATE GRANTED.
- PORTFOLIO MANAGERS MUST COMPLETE BOTH SIDES OF THIS FORM. ALL OTHER EMPLOYEES NEED ONLY COMPLETE THIS SIDE.

I. EMPLOYEE INFORMATION
-------------------------------------------------------------------------------------------------------
EMPLOYEE NAME:                                       PHONE NUMBER:
-------------------------------------------------------------------------------------------------------
ACCOUNT TITLE:
-------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER:
-------------------------------------------------------------------------------------------------------
FUND(S) FOR WHICH EMPLOYEE IS A COVERED PERSON:


II. SECURITY INFORMATION
-------------------------------------------------------------------------------------------------------
                SECURITY TYPE (E.G.,                          IF SALE, DATE  NO.           LARGE CAP
SECURITY NAME   COMMON STOCK, ETC.)     TICKER    BUY SELL    BOUGHT(1)      SHARES/UNITS  STOCK?(2)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

III. Are you a Portfolio Manager?
        / / Yes (Complete Reverse Side)   / / No (Complete Certification Below)


IV. CERTIFICATION

I certify that I will not effect the transaction(s) described above until and unless pre-clearance approval is obtained from the Compliance Coordinator. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SBAM (including mutual funds managed by SBAM or any of its affiliates ("SB Mutual Funds")). I further certify that, to the best my knowledge, there are no pending orders for any security listed above or any related securities for any SB Mutual Fund for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding personal securities transactions (including the SB Mutual Funds Code of Ethics).


--------------------------------------------------------------------------
Signature                                         Date


--------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
--------------------------------------------------------------------------------
PRE-CLEARANCE GRANTED?  YES / /    NO / /      TIME:           DATE:
--------------------------------------------------------------------------------
      SIGNATURE:
--------------------------------------------------------------------------------

----------------------------
(1)  All securities must have been held for at least 60 days.
(2) For purposes of SBAM's personal trading policies, a large cap stock is one that is listed on a U.S. stock exchange or NASDAQ and whose issuer has a market capitalization (outstanding shares multiplied by current price) of more than $3 billion.

                                                                       EXHIBIT C


                     SMITH BARNEY ASSET MANAGEMENT ("SBAM")
                    PAGE 2 - PORTFOLIO MANAGER CERTIFICATION


ALL PORTFOLIO MANAGERS MUST ANSWER THE FOLLOWING QUESTIONS IN ORDER TO OBTAIN PRECLEARANCE. ALL QUESTIONS MUST BE ANSWERED OR THE FORM WILL BE RETURNED. IF A QUESTION IS NOT APPLICABLE, PLEASE INDICATE "N/A."

1. Do you intend to purchase or sell the securities listed (or related securities) for any client accounts in the next seven calendar days?

                        Yes / /      No / /

2. Have your client accounts purchased or sold the securities (or related securities) in the past seven calendar days?

                        Yes / /      No / /

3. Do any of your client accounts currently own the securities (or related
securities)?            Yes / /      No / /

     3a. If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

4. Have you, in the past 7 calendar days, CONSIDERED purchasing the securities (or related securities) for your client accounts?

                        Yes / /      No / /

     4a. If yes, and you are purchasing securities for you personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     4b. If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

CERTIFICATION

I certify that I will not effect the transaction(s) described above until and unless pre-clearance approval is obtained from the Compliance Coordinator. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by SBAM (including mutual funds managed by SBAM or any of its affiliates ("SB Mutual Funds")). I further certify that, to the best my knowledge, there are no pending orders for any security listed above or any related securities for any SB Mutual Fund for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding personal securities transactions (including the SB Mutual Funds Code of Ethics).


--------------------------------------------------------------------------
Signature                                         Date


--------------------------------------------------------------------------------
FOR USE BY THE COMPLIANCE DEPARTMENT
--------------------------------------------------------------------------------
PRE-CLEARANCE GRANTED?  YES / /    NO / /      TIME:           DATE:
--------------------------------------------------------------------------------
      SIGNATURE:
--------------------------------------------------------------------------------

                                                                       EXHIBIT D


                     SMITH BARNEY ASSET MANAGEMENT ("SBAM")
                  ADMINISTRATIVE EMPLOYEE TRADE CERTIFICATION


INSTRUCTIONS: THIS FORM MAY BE USED ONLY BY CERTAIN ADMINISTRATIVE EMPLOYEES OF SBAM AS DETERMINED BY THE SBAM COMPLIANCE DEPARTMENT. THIS FORM MUST BE SUBMITTED TO THE COMPLIANCE COORDINATOR PRIOR TO EXECUTING A TRADE.

I.   EMPLOYEE INFORMATION
------------------------------------------------------------------------------------------------------
EMPLOYEE NAME
------------------------------------------------------------------------------------------------------
EMPLOYEE PHONE NUMBER
------------------------------------------------------------------------------------------------------
ACCOUNT TITLE
------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER
------------------------------------------------------------------------------------------------------


II.  SECURITY INFORMATION
------------------------------------------------------------------------------------------------------
                 SECURITY TYPE (E.G.,                                 IF SALE, DATE        MAX. NO.
SECURITY NAME    COMMON STOCK, ETC.)       TICKER        BUY/SELL        BOUGHT         SHARES/UNITS
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------


III. EMPLOYEE QUESTIONNAIRE AND CERTIFICATION
------------------------------------------------------------------------------------------------------
1. To your knowledge, are there any outstanding purchase or sell orders for these
securities or related securities(1) by any advisory client (including mutual          Yes        No
funds) of SBAM?                                                                       / /        / /
------------------------------------------------------------------------------------------------------
2. To your knowledge, are the securities or related securities being considered for   Yes        No
purchase or sale by any advisory client (including mutual funds) of SBAM?             / /        / /
------------------------------------------------------------------------------------------------------
3. Are the securities being acquired in an offering of new corporate securities       Yes        No
(e.g., an IPO)? (Note: Purchases of IPOs generally are prohibited.)                   / /        / /
------------------------------------------------------------------------------------------------------
4. Are the securities being acquired in a private placement?                          Yes        No
                                                                                      / /        / /
------------------------------------------------------------------------------------------------------
5. If this transaction involves a sale of securities, have the securities been held   Yes        No
for less than 60 days?(2)                                                             / /        / /
------------------------------------------------------------------------------------------------------

IF YOU HAVE ANSWERED "YES" TO ANY QUESTION ABOVE, YOU CANNOT USE THIS FORM. PLEASE SEE YOUR COMPLIANCE
COORDINATOR.

CERTIFICATION

I certify that I have truthfully answered all the questions above and that the contemplated transactions are consistent with all SBAM policies regarding employee personal trading.


--------------------------------------------------------------------------------
SIGNATURE                                                        DATE

------------------------------------------------------------------
COMPLIANCE COORDINATOR INITIALS:                  DATE:
------------------------------------------------------------------


-------------------------------------
(1) Securities issued by the same entity as the issuer of the security, and all derivative instruments such as options and warrants.
(2)  All securities sold must have been held for at least 60 days.